Rochdale Investment Trust

                            Supplement to Prospectus
                                Dated May 1, 2003

                  The Date of This Supplement is July 30, 2003


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The  Rochdale  Dividend  &  Income  Portfolio  ("Portfolio")  is one of  several investment portfolios that comprise Rochdale Investment Trust ("Trust"). Along with Mr. Carl Acebes and Mr. Garrett R. D'Alessandro, Mr. David J. Abella is responsible for the day-to-day management of the Portfolio. Mr. Abella is a Senior Equity Analyst with the Advisor and he holds the Chartered Financial Analyst designation. Mr. Abella joined the Advisor in 1996.





















                Please retain this Supplement with the Prospectus
             The date of this Prospectus Supplement is July 30, 2003


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                                     (Rochdale Investment Trust's SEC Investment
                                           Company Act file number is 811-08685)